Warburg Pincus Advisor Funds                                   October 31, 1998

Balanced Fund

Growth & Income Fund

Capital Appreciation Fund

                                     [LOGO]

More complete information about the funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-369-2728 or by writing to Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, MA 02205-9030.

                                     [LOGO]

From time to time, the funds' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

The views of the funds' management are as of the date of the letters and portfolio holdings described in this document are as of October 31, 1998; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

WARBURG PINCUS ADVISOR BALANCED FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus Balanced Fund (the "Fund") is maximum total return through a combination of long-term growth of capital and current income, consistent with preservation of capital. The Fund pursues its objective by investing in equity and fixed-income securities.

     For the 12 months ended October 31, 1998, the Fund had a return of 4.93%, vs. returns of 10.77% for the S&P 500 Index,* 9.12% for the Lipper Balanced Funds Index** and 21.98% for the Lehman Intermediate Government/Corporate Bond Index.***

     The period was a generally favorable one for domestic financial markets, supported by continued low inflation and declining interest rates. Most major stock indexes had solid gains, though small-cap stocks suffered as investors shunned less-liquid issues amidst considerable market volatility. Bonds also rallied, with the notable exception of high-yield bonds, which were lackluster performers due largely to heightened fears of a slowing economy. Though stocks and bonds both advanced, they hardly did so in tandem (for the three months ended September, for example, most bond indexes rose more than 4%, while most stock indexes fell more than 10%).

     Against this backdrop, the Fund had a modest gain, lagging its benchmarks for the period. The Fund's performance was a reflection of both its fixed-income and equity components. With respect to equities, the Fund was hampered, primarily, by its weighting in small caps. However, it should be stressed that the Fund's exposure to smaller-capitalization companies declined significantly during the period as we began to implement a change in investment strategy. (Effective May 14, 1998, the equity investment strategy of the Fund was modified to, among other things, place greater emphasis on the securities of larger-cap companies. The Fund's average weighted market-cap at the end of the period was approximately $37 billion, up from about $26 billion on June 30 and about $11 billion at the start of the period.) That said, any exposure to small caps proved to be a liability during the period. Also hampering the Fund somewhat was its increased value orientation (which represented another shift in long-term strategy), as large-cap growth stocks continued to pace the market's advance.

     With respect to sector exposure, we made a few noteworthy changes to the Fund in the wake of a portfolio management change in March. Most notably, we increased our exposure to the telecommunications & equipment sector and lowered our weighting in the electronics area, which we generally viewed as expensive on a valuation basis. We did, though, remain broadly diversified by

WARBURG PINCUS ADVISOR BALANCED FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

sector, since stock valuations within and across sectors remained generally too narrow to justify aggressive overweightings, in our view.

     Within the Fund's fixed-income component, we held a mix of Treasuries and high-quality mortgage-backed and corporate securities. This hampered the Fund vs. funds heavily biased toward Treasuries during the 12 months, since Treasuries paced the rally in bonds (these issues were especially strong performers late in the period, when they were prime beneficiaries of a worldwide "flight to quality"). Though our diversified approach cost the Fund in terms of total return, it reflected our desire to provide what we deem to be attractive levels of risk-adjusted yield.

     Going forward, we will continue to adjust our stock and bond allocations as we deem appropriate on a risk/reward basis. Within the Fund's bond component, which we view foremost as a provider of income and capital preservation, our focus will remain on high-quality, intermediate-term issues. In this context, our attempt to enhance the Fund's total return vs. that of its peer group will concentrate primarily on stock selection. Our efforts will remain devoted to identifying mid- and large-capitalization stocks we believe have the best risk-adjusted expected returns, given their current valuations and fundamental prospects.

Brian S. Posner         Scott T. Lewis          Dale C. Christensen
Co-Portfolio Manager    Co-Portfolio Manager    Co-Portfolio Manager

WARBURG PINCUS ADVISOR BALANCED FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

              GROWTH OF $10,000 INVESTED IN WARBURG PINCUS ADVISOR BALANCED FUND FROM SEPTEMBER 30, 1994* AS OF OCTOBER 31, 1998

  The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Advisor Balanced Fund (the "Fund") from July 31, 1995 to October 31, 1998, compared to the S&P 500 Index,* the Lipper Balanced Funds Index** and the Lehman Intermediate Government/Corporate Bond Index*** for the same time period.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                                                                LEHMAN BROTHERS
                BALANCED                       LIPPER BALANCED    INTERMEDIATE
                  FUND              S&P 500         INDEX       GOV. CORP. INDEX
                --------            --------   ---------------  ----------------
AUG-95          10382.46            10017.40      10078.00          10091.00
SEP-95          10493.56            10439.53      10318.66          10164.06
OCT-95          10241.27            10408.63      10292.66          10277.29
NOV-95          10727.17            10856.41      10612.56          10412.43
DEC-95          10902.15            11066.81      10779.60          10521.56
JAN-96          11215.00            11448.84      10974.17          10612.36
FEB-96          11233.96            11549.70      10979.44          10487.87
MAR-96          11242.20            11662.66      11020.83          10433.97
APR-96          11546.30            11834.33      11093.90          10397.24
MAY-96          11802.89            12138.59      11207.28          10389.44
JUN-96          11517.51            12184.84      11244.26          10499.78
JUL-96          11012.61            11647.37      10954.95          10530.96
AUG-96          11374.61            11893.24      11127.81          10539.28
SEP-96          11721.47            12561.28      11539.43          10686.09
OCT-96          11865.12            12907.35      11784.18          10874.92
NOV-96          12248.17            13881.08      12333.44          11018.46
DEC-96          12280.51            13606.37      12182.24          10947.95
JAN-97          12522.83            14455.55      12555.14          10990.53
FEB-97          12435.59            14568.88      12601.59          11011.53
MAR-97          12153.44            13972.14      12235.51          10935.66
APR-97          12338.92            14805.01      12603.19          11064.15
MAY-97          12973.43            15704.72      13119.16          11155.98
JUN-97          13373.28            16407.34      13545.93          11257.84
JUL-97          14138.58            17711.24      14316.97          11486.93
AUG-97          13952.16            16720.65      13862.97          11429.27
SEP-97          14713.94            17635.10      14415.83          11562.19
OCT-97          14133.64            17047.85      14153.03          11690.30
NOV-97          14054.50            17835.46      14412.03          11716.02
DEC-97          14244.23            18142.23      14625.33          11809.75
JAN-98          14190.10            18342.52      14729.17          11964.45
FEB-98          14831.50            19663.55      15313.92          11955.48
MAR-98          15159.27            20670.52      15782.22          11993.86
APR-98          15398.79            20878.46      15892.85          12053.95
MAY-98          15246.34            20520.40      15732.33          12141.94
JUN-98          15513.15            21353.94      16022.44          12219.89
JUL-98          15403.01            21127.16      15834.65          12263.03
AUG-98          13989.01            18073.02      14470.50          12455.80
SEP-98          14398.89            19230.95      15095.04          12768.69
OCT-98          14827.98            20795.01      15659.75          12756.18


                                                         Average Annual
                                                          Total Returns
                                                        for periods ended
                                                            10/31/98
                                                        (Advisor Shares)
                                                        -----------------

1 year...............................................          4.93%
Since Inception (7/31/95)............................         12.86%

                                                                Fund
                                                                ----
1 Year Total Return (9/30/97-9/30/98).......................    -2.12%
Average Annual Total Return Since Inception
  (7/31/95-9/30/98).........................................    12.18%

------------------
 * The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinverstment of dividends, and is a registered trademark of Standard & Poor's Corporation.
 ** The Lipper Balanced Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services Inc.
*** The Lehman Intermediate Government/Corporate Bond Index is an unmanaged index (with no defined investment objective) of intermediate-term government and corporate bonds, and is calculated by Lehman Brothers Inc.

WARBURG PINCUS ADVISOR GROWTH & INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus Growth & Income Fund (the "Fund") is long-term growth of capital, income and a reasonable current return. The Fund pursues its objective by investing primarily in equity securities and seeks to achieve its income objective by investing in dividend-paying equity securities.

     For the 12 months ended October 31, 1998, the Fund had a return of 8.70%, vs. a return of 21.98% for the S&P 500 Index*.

     The 12-month period was ultimately a strong one for the U.S. stock market, though it was marked by periods of extreme volatility. Following new highs it set in mid July, the market suffered a severe decline, with the S&P 500 Index plunging almost 20% by early September. The selloff was driven by a material deterioration in actual and forecasted U.S. corporate profit trends, as well as growing concerns over economic and political crises abroad. However, the market did finish the period on a positive note, rallying on the heels of two Federal Reserve interest-rate cuts.

     Against this backdrop, the Fund lagged the S&P 500 Index by a significant margin. The Fund's underperformance was largely attributable to its limited participation in market rallies, in particular those sharp, "narrow" rallies driven by relatively few stocks. (By illustration, the index's sharp rise between June 1 and July 17 was powered by stocks representing the 20 largest growth companies.) And while rallies tended to be narrow, market declines during the period were generally broad-based. All told, these trends hampered the Fund. Consistent with our value bias, we maintained limited exposure to the handful of large-cap growth stocks that, in fact, accounted for the bulk of the index's advance. We deemed most of these companies to be expensive from a valuation perspective, and underweighted them in favor of stocks we believed had better risk-adjusted prospects.

     We remained broadly diversified by sector during the period. That said, we made a number of strategy changes within certain industry groups, most notably among financial-services companies. The market's sharp decline in August and September created some compelling valuations here among stocks we had heretofore regarded as expensive. This prompted us to shift our focus away from insurance and mortgage-services stocks (specifically the government-sponsored enterprise companies) and toward banking, brokerage and consumer-lending stocks. We added names such as Lehman Brothers Holdings, American Express and Household International, which we deemed to be oversold on investors' general concerns regarding balance sheet risk. In our view, the valuations of these stocks did not reflect the underlying earnings power of these companies under normal operating conditions.

     We modestly increased our exposure to the consumer area, specifically the food, beverages & tobacco sector. We continued to find attractive buying opportunities here, particularly among food companies in the process of

WARBURG PINCUS ADVISOR GROWTH & INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

restructuring their operations such as Keebler and H.J. Heinz. Elsewhere in the consumer area, we maintained exposure to the retail sector, where our holdings included department stores (e.g., Federated Department Stores and May Department Stores), as well as selected specialty retailers (most notably, Consolidated Stores and Payless ShoeSource). In very general terms, our positive view on the prospects for retail stocks is based on the industry's improved inventory-management skills (which has continued to enhance balance sheet returns), combined with reasonable valuations.

     Other noteworthy areas of emphasis for the Fund during the period included computer stocks. Our holdings here, which included IBM and Sun Microsystems, represented what we deemed to be undervalued stocks of companies with attractive rates of return and good long-term earnings growth potential. That said, we limited our exposure to other technology stocks during the period. We viewed most software stocks as unattractive on a valuation basis, and largely avoided commodity-type technology stocks (e.g., semiconductor stocks) due to our concerns over weakness in commodity prices.

     We also maintained some exposure to energy stocks. Our focus through the period was on multinational, integrated oil companies whose profit growth and free-cash generation is not heavily dependent on rising oil prices. Rather, we continued to emphasize companies whose growth is geared to expanding production profiles and continuous productivity enhancements. Our largest holdings here during the period included British Petroleum and Total.

     The rest of the Fund remained diversified across a wide range of sectors. These included the telecommunications & equipment area, where we held a mix of local and long-distance service providers, and health care, where we emphasized health-maintenance-organization companies. We deemed several HMO stocks to be attractively priced, given their reasonable valuations and higher underlying growth rates vs. other insurance-related stocks.

     Looking ahead, we believe that economic weakness abroad will continue to cloud the earnings picture in the U.S. and threaten specific stocks. And while the Federal Reserve's recent actions have helped calm the market, equities will likely continue to face frequent bouts of volatility. However, we also believe that a number of attractive investment opportunities exist from a relative-valuation perspective. In this context, our efforts will remain concentrated on identifying stocks we deem to have the best risk-adjusted longer-term prospects.

Brian S. Posner
Portfolio Manager

WARBURG PINCUS ADVISOR GROWTH & INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

              GROWTH OF $10,000 INVESTED IN WARBURG PINCUS ADVISOR
       GROWTH & INCOME FUND FROM DECEMBER 31, 1991 AS OF OCTOBER 31, 1998

     The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Advisor Growth & Income Fund (the "Fund") from May 15, 1995 (inception) to October 31, 1998, compared to the S&P 500 Index* for the same period.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                  GROWTH & INCOME              S&P500
                       FUND                    INDEX
                  ---------------              ------
MAY-95              10033.62                  10384.90
JUN-95              10198.99                  10628.01
JUL-95              10704.89                  10987.98
AUG-95              11048.91                  11007.10
SEP-95              10905.50                  11470.94
OCT-95              10457.33                  11436.99
NOV-95              11129.59                  11929.00
DEC-95              10971.57                  12160.19
JAN-96              11648.83                  12579.96
FEB-96              11570.41                  12690.79
MAR-96              11653.68                  12814.90
APR-96              11831.98                  13003.54
MAY-96              11910.43                  13337.86
JUN-96              11050.95                  13388.68
JUL-96              10216.25                  12798.10
AUG-96              10615.76                  13068.27
SEP-96              10468.01                  13802.32
OCT-96              10560.78                  14182.57
NOV-96              11195.85                  15252.50
DEC-96              10796.25                  14950.66
JAN-97              11245.80                  15883.73
FEB-97              11409.92                  16008.25
MAR-97              10974.65                  15352.56
APR-97              11324.29                  16267.72
MAY-97              12109.22                  17256.31
JUN-97              12550.13                  18028.36
JUL-97              13532.06                  19461.07
AUG-97              13202.36                  18372.61
SEP-97              13889.93                  19377.41
OCT-97              13308.79                  18732.15
NOV-97              13653.49                  19597.57
DEC-97              14016.67                  19934.65
JAN-98              14102.18                  20154.73
FEB-98              15045.61                  21606.27
MAR-98              15632.39                  22712.73
APR-98              15708.99                  22941.22
MAY-98              15649.29                  22547.78
JUN-98              15791.70                  23463.67
JUL-98              15374.80                  23214.48
AUG-98              13099.33                  19858.60
SEP-98              13504.10                  21130.94
OCT-98              14468.29                  22849.52

                                                         Average Annual
                                                          Total Returns
                                                        for periods ended
                                                            10/31/98
                                                        (Advisor Shares)
                                                        -----------------

1 year...............................................          8.70%
Since Inception (5/15/95)............................         11.23%


                                                                FUND
                                                                ----
1 Year Total Return (9/30/97-9/30/98).......................    -2.79%
Average Annual Total Return Since Inception
  (5/15/95-9/30/98).........................................     9.28%

------------------
 * The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

WARBURG PINCUS ADVISOR CAPITAL APPRECIATION FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus Capital Appreciation Fund (the "Fund") is long-term capital appreciation. The Fund invests primarily in a broadly diversified portfolio of equity securities of domestic companies. The Fund attempts to identify sectors of the market and companies within market sectors that it believes will outperform the overall market.

     For the 12 months ended October 31, 1998, the Fund had a return of 12.23%, vs. a return of 21.98% for the S&P 500 Index*.

     The U.S. stock market as a whole had strong performance over the November-through-October span, supported by a continued favorable inflation and interest-rate backdrop. The market's solid advance belied an increasingly uncertain earnings environment, however. A number of negative developments clouded the overall earnings picture, foremost a widening financial crisis in emerging markets and a slowdown in global economic growth. All told, these forces weighed heavily on stocks during the latter part of the period, with the S&P 500 Index declining more than 7% from its mid-July peak through October.

     Against this backdrop, the Fund lagged the S&P 500 Index, in large part due to its overweighting in financial stocks. Though these were good performers in absolute terms, they trailed the broader market, hampered by concerns regarding financial turmoil abroad and a much-publicized "hedge fund" crisis at home. The Fund was also hindered by its underweighting in the handful of large-cap growth stocks that propelled the index's advance. We viewed most as expensive, and largely avoided them in favor of stocks we deemed to offer growth at a reasonable price.

     We made several noteworthy sector adjustments to the Fund as the period progressed. We reduced our weighting in the financial area, reflecting profit-taking in specific issues as well as our desire, in the banks and savings & loans sector, to limit the Fund's exposure to credit risk. That said, we had a modest overweighting in financial stocks at the end of the period. We remained of the view that many financial companies have good long-term prospects, recent concerns over weakness in global financial markets notwithstanding (Freddie Mac, for example, was the Fund's largest position at the end of the period). Factors that stand to be support the group's long-term growth include favorable demographic trends, most specifically, a maturing population's rising demand for financial assets.

WARBURG PINCUS ADVISOR CAPITAL APPRECIATION FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

     We also increased our weighting in the health-care area, with a focus on pharmaceutical stocks. These, too, stand to benefit from long-term population trends, as aging baby boomers devote ever-more resources to health-care needs, in particular to prescription products. We took advantage of periodic market downturns to add several drug stocks we deemed to be attractively priced.

     Another area we added to was the communications & media sector, emphasizing companies that stand to benefit over the long term from cable's growing share of the television market. Our increased weighting here also reflected our heightened emphasis on companies that generate the bulk of their revenues from domestic sources, given a slowing global economy.

     Other weightings we raised included the technology area. This reflected, in general, a strong decline in personal-computer inventory liquidations during the latter part of the period. More importantly, our increased technology weighting was based largely on the growth of the Internet, which stands to have a potentially lucrative long-term impact on specific Internet-equipment companies. In this context, stocks we added included EMC and Sun Microsystems.

     Weightings we reduced included the energy area. We had limited exposure here through much of the period, due to our general concerns regarding the economy and weakness in commodity prices. That said, we continued to find stocks here we deemed to be attractive, and held several integrated oil companies at the end of the period.

     Looking ahead, there are certainly grounds for optimism regarding the longer-term prospects for stocks. Notably, the Federal Reserve, which reduced interest rates twice near the end of the period and again in November, appears to remain in an accommodative mode. This could result in further rate cuts at home and abroad and stabilize some of the world's more-unsettled economies. That said, we believe the global economy will continue to slow, at least over the near term. In this context, we expect to remain biased in favor of growth-oriented, as opposed to economically sensitive, areas of the market.

Susan L. Black
Portfolio Manager

WARBURG PINCUS ADVISOR CAPITAL APPRECIATION FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

              GROWTH OF $10,000 INVESTED IN WARBURG PINCUS ADVISOR CAPITAL APPRECIATION FUND SINCE INCEPTION AS OF OCTOBER 31, 1998

  The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Advisor Capital Appreciation Fund (the "Fund") from April 4, 1991 (inception) to October 31, 1998, compared to the S&P 500 Index* for the same time period.


                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:


               CAPITAL APPRECIATION           S&P 500
                      FUND                     INDEX
               --------------------           -------
APR-91              9842.19                  10030.40
MAY-91             10191.03                  10444.05
JUN-91              9626.83                   9971.98
JUL-91             10060.99                  10445.85
AUG-91             10311.48                  10678.06
SEP-91              9977.50                  10501.34
OCT-91             10152.84                  10653.08
NOV-91              9727.02                  10213.22
DEC-91             10980.09                  11378.96
JAN-92             10837.39                  11180.51
FEB-92             10862.57                  11314.90
MAR-92             10602.34                  11096.29
APR-92             10610.73                  11433.40
MAY-92             10870.96                  11472.50
JUN-92             10638.69                  11302.48
JUL-92             10974.56                  11775.71
AUG-92             10722.65                  11522.42
SEP-92             10890.59                  11656.42
OCT-92             11150.89                  11710.28
NOV-92             11562.33                  12093.55
DEC-92             11761.67                  12245.08
JAN-93             11974.71                  12360.80
FEB-93             12063.48                  12519.76
MAR-93             12551.70                  12783.18
APR-93             12019.09                  12488.52
MAY-93             12436.30                  12801.36
JUN-93             12649.34                  12840.92
JUL-93             12640.46                  12802.65
AUG-93             13350.60                  13273.02
SEP-93             13457.12                  13170.82
OCT-93             13563.64                  13456.10
NOV-93             13057.67                  13312.93
DEC-93             13565.78                  13477.34
JAN-94             13961.65                  13945.54
FEB-94             13633.37                  13558.14
MAR-94             12783.70                  12969.85
APR-94             12745.08                  13150.65
MAY-94             13121.64                  13345.28
JUN-94             12725.77                  13019.92
JUL-94             13102.33                  13460.77
AUG-94             13729.92                  13997.99
SEP-94             13565.78                  13653.78
OCT-94             13729.92                  13970.69
NOV-94             13131.29                  13452.10
DEC-94             13109.42                  13650.25
JAN-95             13036.48                  14014.57
FEB-95             13672.15                  14553.15
MAR-95             14339.08                  14984.21
APR-95             14568.34                  15436.59
MAY-95             14891.39                  16030.74
JUN-95             15547.90                  16406.02
JUL-95             16371.15                  16961.69
AUG-95             16537.88                  16991.21
SEP-95             16913.03                  17707.22
OCT-95             16944.29                  17654.80
NOV-95             17694.59                  18414.31
DEC-95             18023.05                  18771.18
JAN-96             18628.17                  19419.16
FEB-96             19126.50                  19590.25
MAR-96             19494.32                  19781.84
APR-96             19719.76                  20073.03
MAY-96             20087.58                  20589.11
JUN-96             19838.41                  20667.55
JUL-96             18948.53                  19755.90
AUG-96             19660.43                  20172.95
SEP-96             20882.54                  21306.07
OCT-96             21036.78                  21893.05
NOV-96             22306.35                  23544.66
DEC-96             22116.70                  23078.71
JAN-97             22959.75                  24519.05
FEB-97             23144.16                  24711.28
MAR-97             22274.77                  23699.11
APR-97             23289.06                  25111.81
MAY-97             24527.28                  26637.86
JUN-97             25436.19                  27829.64
JUL-97             27741.38                  30041.26
AUG-97             26542.68                  28361.05
SEP-97             28307.80                  29912.11
OCT-97             27425.24                  28916.04
NOV-97             28149.27                  30251.96
DEC-97             28920.56                  30772.30
JAN-98             28744.14                  31112.02
FEB-98             30586.64                  33352.71
MAR-98             32109.85                  35060.70
APR-98             32848.38                  35413.41
MAY-98             32046.88                  34806.07
JUN-98             33729.34                  36219.90
JUL-98             33793.43                  35835.24
AUG-98             27896.47                  30654.90
SEP-98             29852.02                  32618.96
OCT-98             30780.42                  35271.86

                                                         Average Annual
                                                          Total Returns
                                                        for periods ended
                                                            10/31/98
                                                        (Advisor Shares)
                                                        -----------------

1 year...............................................         12.23%
5 year...............................................         17.81%
Since Inception (4/4/91).............................         15.98%


                                                                FUND
                                                                ----
1 Year Total Return (9/30/97-9/30/98).......................     5.45%
5 Year Average Annual Total Return (9/30/93-9/30/98)........    17.27%
Average Annual Total Return Since Inception
  (4/4/91-9/30/98)..........................................    15.70%


------------------
* The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES      VALUE
                                                              ------      -----
COMMON STOCKS (45.2%)
Aerospace & Defense (1.2%)
   Gulfstream Aerospace Corp. +                                 9,700   $  429,225
                                                                        ----------
Banks & Savings & Loans (2.4%)
   Citigroup, Inc.                                              6,000      282,375
   Fleet Financial Group, Inc.                                  4,800      191,700
   Washington Mutual, Inc.                                     10,375      388,414
                                                                        ----------
                                                                           862,489
                                                                        ----------
Building & Building Materials (0.4%)
   USG Corp.+                                                   3,000      143,062
                                                                        ----------
Business Services (0.9%)
   Harte-Hanks Communications, Inc.                             8,800      213,950
   Robert Half International, Inc.+                             3,000      120,375
                                                                        ----------
                                                                           334,325
                                                                        ----------
Chemicals (0.8%)
   Avery-Dennison Corp.                                         3,700      153,319
   Du Pont (E.I.) de Nemours & Co.                              2,000      115,000
                                                                        ----------
                                                                           268,319
                                                                        ----------
Communications & Media (1.8%)
   CBS Corp.                                                    4,340      121,249
   Clear Channel Communications, Inc. +                         2,500      113,906
   MediaOne Group, Inc. +                                       5,800      245,412
   Outdoor Systems, Inc. +                                      7,000      154,437
                                                                        ----------
                                                                           635,004
                                                                        ----------
Computers (4.3%)
   BMC Software, Inc. +                                         4,100      197,056
   Citrix Systems, Inc.+                                        2,400      170,100
   COMPAQ Computer Corp. +                                      6,500      205,562
   International Business Machines Corp.                        3,200      475,000
   National Instruments Corp.+                                  3,000       82,125
   Sun Microsystems, Inc.+                                      7,000      407,750
                                                                        ----------
                                                                         1,537,593
                                                                        ----------
Conglomerates (2.1%)
   Harsco Corp.                                                 6,900      225,975
   TRW, Inc.                                                    4,900      278,994
   United Technologies Corp.                                    2,700      257,175
                                                                        ----------
                                                                           762,144
                                                                        ----------
Consumer Durables (0.8%)
   Ford Motor Co.                                               2,200      119,350
   La-Z-Boy, Inc.                                               8,700      159,862
                                                                        ----------
                                                                           279,212
                                                                        ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES      VALUE
                                                              -------   ----------
COMMON STOCKS (CONT'D)
Consumer Non-Durables (1.3%)
   Premark International, Inc.                                 12,100   $  383,419
   WestPoint Stevens, Inc.+                                     2,400       68,250
                                                                        ----------
                                                                           451,669
                                                                        ----------
Electronics (0.8%)
   Intel Corp.                                                  2,100      187,294
   Maxim Integrated Products, Inc. +                            2,600       92,787
                                                                        ----------
                                                                           280,081
                                                                        ----------
Energy (1.4%)
   Exxon Corp.                                                  5,600      391,875
   Occidental Petroleum Corp.                                   6,200      123,225
                                                                        ----------
                                                                           515,100
                                                                        ----------
Environmental Services (1.0%)
   Allied Waste Industries, Inc.+                               6,100      131,912
   Waste Management, Inc.                                       4,600      207,575
                                                                        ----------
                                                                           339,487
                                                                        ----------
Financial Services (7.6%)
   Berkshire Hathaway, Inc. Class B+                              100      214,800
   FINOVA Group, Inc.                                           5,000      243,750
   Freddie Mac                                                  6,200      356,500
   Household International, Inc.                                8,700      318,094
   Legg Mason, Inc.                                            10,932      290,381
   Lehman Brothers Holdings, Inc.                               4,700      178,306
   Life Re Corp.                                                1,000       93,312
   MBIA, Inc.                                                   1,800      110,025
   Merrill Lynch & Co., Inc.                                    1,100       65,175
   Metris Companies, Inc.                                       1,082       35,571
   MGIC Investment Corp.                                        7,900      308,100
   National Western Life Insurance Co. Class A+                 1,500      175,500
   Old Republic International Corp.                             4,100       77,900
   Provident Cos., Inc.                                         3,000       87,187
   Terra Nova (Bermuda) Holdings, Ltd. Class A                  5,550      154,012
                                                                        ----------
                                                                         2,708,613
                                                                        ----------
Food, Beverages & Tobacco (3.1%)
   Anheuser-Busch Co., Inc.                                     5,600      332,850
   Heinz (H.J.) Co.                                             3,700      215,062
   Keebler Foods Co. +                                          6,000      172,500
   Philip Morris Companies, Inc.                                7,600      383,437
                                                                        ----------
                                                                         1,103,849
                                                                        ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES      VALUE
                                                              ------      -----
COMMON STOCKS (CONT'D)
Healthcare (3.0%)
   Baxter International, Inc.                                   1,700   $  101,894
   Becton, Dickinson & Co.                                      7,800      328,575
   Tenet Healthcare Corp. +                                     8,500      237,469
   Trigon Healthcare, Inc. +                                   11,100      416,250
                                                                        ----------
                                                                         1,084,188
                                                                        ----------
Industrial Mfg. & Processing (1.3%)
   Tyco International Ltd.                                      2,700      167,231
   UNOVA, Inc. +                                               21,600      311,850
                                                                        ----------
                                                                           479,081
                                                                        ----------
Metals & Mining (0.2%)
   Universal Stainless & Alloy Products, Inc. +                11,500       78,703
                                                                        ----------
Pharmaceuticals (1.8%)
   Bristol-Myers Squibb Co.                                     2,200      243,237
   Merck & Co., Inc.                                            1,300      175,825
   Warner-Lambert Co.                                           2,700      211,613
                                                                        ----------
                                                                           630,675
                                                                        ----------
Real Estate (0.6%)
   Healthcare Realty Trust, Inc. (REIT)                         9,900      232,031
                                                                        ----------
Retail (2.6%)
   CompUSA, Inc. +                                             10,600      147,075
   Fingerhut Companies, Inc.                                    3,400       28,688
   Home Depot, Inc.                                             5,100      221,850
   May Department Stores Co.                                    3,300      201,300
   Payless ShoeSource, Inc. +                                   1,200       56,325
   Saks, Inc.                                                  11,300      257,075
                                                                        ----------
                                                                           912,313
                                                                        ----------
Telecommunications & Equipment (4.2%)
   AT&T Corp.                                                   1,400       87,150
   Bell Atlantic Corp.                                          6,900      366,563
   BellSouth Corp.                                              1,500      119,719
   Intermedia Communications, Inc. +                            3,000       55,500
   MCI WorldCom, Inc. +                                         7,200      397,800
   QUALCOMM, Inc. +                                             1,500       83,438
   Qwest Communications International, Inc.                     4,500      176,063
   SBC Communications, Inc.                                     4,400      203,775
                                                                        ----------
                                                                         1,490,008
                                                                        ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES      VALUE
                                                              ------      -----
COMMON STOCKS (CONT'D)
Transportation (0.6%)
   Landstar Systems, Inc. +                                     2,900   $  102,950
   M.S. Carriers, Inc. +                                        2,100       45,150
   Mark VII, Inc. +                                             3,400       56,100
                                                                        ----------
                                                                           204,200
                                                                        ----------
Utilities-Electric (1.0%)
   Allegheny Energy, Inc.                                       2,600       79,950
   American Electric Power Co., Inc.                            2,900      141,919
   Wisconsin Energy Corp.                                       4,700      143,938
                                                                        ----------
                                                                           365,807
                                                                        ----------
TOTAL COMMON STOCKS (Cost $13,137,989)                                  16,127,178
                                                                        ----------
FOREIGN STOCKS (3.0%)
France (0.9%)
   Rhone Poulenc SA ADR                                         2,350      109,716
   Total SA ADR                                                 3,910      228,735
                                                                        ----------
                                                                           338,451
                                                                        ----------
Netherlands (0.6%)
   Royal Dutch Petroleum Co. ADR                                4,000      197,000
                                                                        ----------
United Kingdom (1.5%)
   British Petroleum Co. PLC ADR                                4,620      408,581
   WPP Group PLC ADR                                            2,200      109,450
                                                                        ----------
                                                                           518,031
                                                                        ----------
TOTAL FOREIGN STOCKS (Cost $986,105)                                     1,053,482
                                                                        ----------
PREFERRED STOCKS (2.5%)
Real Estate (1.9%)
   Equity Residential Properties Trust Series C 9.125%
     (REIT)(Callable 09/09/06 @ $25.00)                        10,000      262,500
   Ingersoll-Rand Co. 0.780% (Convertible 05/15/01) PRIDES     15,200      323,000
   Prologis Trust Series C 8.540% (Callable 11/13/26 @
     $50.00)                                                    2,000       91,500
                                                                        ----------
                                                                           677,000
                                                                        ----------
Industrial Mfg. & Processing (0.6%)
   MediaOne Group, Inc. 9.100% (Mandatory Conversion
     08/15/01 @ .8101/1.0 common share of ATI)                  4,300      231,663
                                                                        ----------
TOTAL PREFERRED STOCKS (Cost $937,094)                                     908,663
                                                                        ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                           RATINGS+
                                         (MOODY'S/S&P)   RATE%   MATURITY DATE    PAR        VALUE
                                         -------------   -----   -------------    ---        -----
                                                                                 (000)

U.S. CORPORATE BONDS (7.2%)
Banks & Savings & Loans (3.4%)
   African Development Bank Debentures
     (Yankee Bond 6.37)                    (Aa1, AA-)    9.300     07/01/00      $  370   $   395,900
   Bayerische Landesbank Deposit Note
     Series D (Callable 02/09/03 @
     $100.00)                              (Aaa, AAA)    6.200     02/09/06         350       359,625
   Countrywide Home Loan Medium Term
     Note                                     (A3, A)    6.380     10/08/02         250       252,188
   Deutsche Bank Financial Notes           (Aa2, AA+)    7.500     04/25/09         200       214,750
                                                                                          -----------
                                                                                            1,222,463
                                                                                          -----------
Financial Services (0.7%)
   First Union Corp. Subordinated
     Debentures (Putable 10/15/05 @
     $100.00)                                (A2, A-)    6.550     10/15/35         250       258,125
                                                                                          -----------
Capital Equipment (0.7%)
   Ingersoll-Rand Medium Term Note
     (Putable 11/19/2003 @ $100.00)          (A3, A-)    6.230     11/19/27         245       259,088
                                                                                          -----------
Retail (0.5%)
   Lowe's Companies
     (Putable 05/15/07 @ $100.00)             (A2, A)    7.110     05/13/37         160       177,600
                                                                                          -----------
Industrial Mfg. & Processing (1.4%)
   Philip Morris Cos. Inc.
     (Putable 06/01/01 @ $100.00)             (A2, A)    6.950     06/01/06         200       210,000
   Times Mirror Co.
     (Putable 09/15/04 @ $100.00)            (A2, A+)    6.610     09/15/27         250       269,688
                                                                                          -----------
                                                                                              479,688
                                                                                          -----------
Utilities-Electric (0.5%)
   Potomac Electric Power Co.
     (Callable 05/15/02 @ $103.21)            (A1, A)    8.500     05/15/27         150       163,500
                                                                                          -----------
TOTAL U.S. CORPORATE BONDS (Cost $2,466,161)                                                2,560,464
                                                                                          -----------
ASSET/MORTGAGE BACKED SECURITIES (13.2%)
   Amresco Commercial Mortgage Funding I
     Series 1997-C1 Class A1               (Aaa, AAA)    6.730     06/17/29         462       477,279
   First USA Credit Card Master Trust
     Series 1998-4 Class A                 (Aaa, AAA)    5.528     03/18/08         700       688,195

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                           RATINGS+
                                         (MOODY'S/S&P)   RATE%   MATURITY DATE    PAR        VALUE
                                         -------------   -----   -------------    ---        -----
                                                                                 (000)
ASSET/MORTGAGE BACKED SECURITIES (cont'd)
   GE Capital Mortgage Services, Inc.
     Series 1994-7 Class A10               (Aaa, AAA)    6.000     02/25/09      $  484   $   490,184
   General Motors Acceptance Corp.
     Class A2 98                           (Aaa, AAA)    6.700     01/08/08         500       518,423
   Government National Mortgage
     Association Pass Through Pool
     #002217X                              (Aaa, AAA)    6.500     08/15/03           6         6,547
   MBNA Master Credit Card Trust Series
     1996-K Class A                        (Aaa, AAA)    5.720     03/15/06         480       479,232
   MBNA Master Credit Card Trust Series
     1998-J Class A                        (Aaa, AAA)    5.250     02/15/06         510       508,008
   Morgan Stanley Mortgage Trust
     Series 40 Class B                      (NR, AAA)    7.000     07/20/21         600       607,500
   Mortgage Capital Funding
     Series A2 9.55 AL                      (NR, AAA)    6.663     01/18/08         330       341,298
   Nomura Asset Securities Corp.           (Aaa, AAA)    6.690     03/16/13         600       616,545
                                                                                          -----------
TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $4,680,158)                                    4,733,211
                                                                                          -----------
U.S. TREASURY OBLIGATIONS (14.0%)
U.S. Treasury Notes (5.2%)
   U.S. Treasury Notes                     (Aaa, AAA)    6.375     08/15/02         350       373,960
   U.S. Treasury Notes                     (Aaa, AAA)    6.125     08/15/07       1,355     1,496,659
                                                                                          -----------
                                                                                            1,870,619
                                                                                          -----------
U.S. Treasury Strip Notes (8.8%)
   U.S. Treasury Strip                     (Aaa, AAA)    5.815#    05/15/02       1,255     1,076,763
   U.S. Treasury Strip                     (Aaa, AAA)    5.636#    02/15/05       2,760     2,072,522
                                                                                          -----------
                                                                                            3,149,285
                                                                                          -----------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,819,225)                                           5,019,904
                                                                                          -----------
AGENCY OBLIGATIONS (5.4%)
   Fannie Mae                              (Aaa, AAA)    6.560     12/10/07         480       508,729
   Fannie May Series 1998-M4 Class B
     REMIC 98-M4                           (Aaa, AAA)    6.424     12/25/23         600       612,669
   Federal Home Loan Bank                  (Aaa, AAA)    5.500     07/14/00         380       385,441
   Federal Home Loan Bank                  (Aaa, AAA)    5.125     09/15/03         410       414,637
                                                                                          -----------
TOTAL AGENCY OBLIGATIONS (Cost $1,888,133)                                                  1,921,476
                                                                                          -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                               PAR        VALUE
                                                               ---        -----
                                                              (000)
SHORT-TERM INVESTMENTS (8.6%)
  Repurchase agreement with State Street Bank & Trust Co.
   dated 10/30/98 at 5.40% to be repurchased at $3,062,377
   on 11/02/98. (Collateralized by a pro rata amount of U.S.
   Treasury Notes ranging in par values from
   $21,390,000-$50,000,000, 3.375%-5.500%,
   02/28/03-04/15/28. Pro rata market value of collateral is
   $3,122,237.) (Cost $3,061,000)                              3,061   $ 3,061,000
                                                                       -----------
TOTAL INVESTMENTS AT VALUE (99.1%) (Cost $31,975,865*)                  35,385,378
OTHER ASSETS IN EXCESS OF LIABILITIES (0.9%)                               324,335
                                                                       -----------
NET ASSETS (100.0%) (applicable to 2,632,260 Common Shares
and 12,473 Advisor Shares)                                             $35,709,713
                                                                       ===========
NET ASSET VALUE, offering and redemption price per Common
Share ($35,541,713 divided by 2,632,260)                               $     13.50
                                                                       ===========
NET ASSET VALUE, offering and redemption price per Advisor
Share ($168,000 divided by 12,473)                                     $     13.47
                                                                       ===========

                            INVESTMENT ABBREVIATIONS
              ADR = American Depository Receipt
               NR = Not Rated
             REIT = Real Estate Investment Trust
            REMIC = Real Estate Mortgage Investment Conduit
           PRIDES = Preferred Redeemable Increased Dividends Equity Securities

--------------------------------------------------------------------------------
+ Non-income producing security.
+ Credit Ratings by Moody's Investors Service Inc. and Standard & Poor's Ratings Group are unaudited.
# Rate shown reflects yield to maturity on date of purchase.
* Cost for federal income tax purposes is $32,010,568.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              -------   ------------
COMMON STOCK (86.9%)
Aerospace & Defense (4.8%)
   General Dynamics Corp.                                     181,000   $ 10,712,937
   Gulfstream Aerospace Corp. +                               189,700      8,394,225
   Litton Industries, Inc. +                                  130,500      8,515,125
   Raytheon Co.                                               193,500     10,836,000
                                                                        ------------
                                                                          38,458,287
                                                                        ------------
Banks & Savings & Loans (3.2%)
   Citigroup Inc.                                             345,000     16,236,562
   Washington Mutual, Inc.                                    257,800      9,651,387
                                                                        ------------
                                                                          25,887,949
                                                                        ------------
Building & Building Materials (1.5%)
   USG Corp. +                                                250,200     11,931,412
                                                                        ------------
Business Services (1.0%)
   WPP Group PLC                                              910,100      4,526,736
   WPP Group PLC ADR                                           68,500      3,407,875
                                                                        ------------
                                                                           7,934,611
                                                                        ------------
Capital Equipment (3.9%)
   AlliedSignal, Inc.                                         172,000      6,697,250
   American Standard Companies +                              170,500      5,445,344
   Caterpillar, Inc.                                           47,600      2,142,000
   Emerson Electric Co.                                        99,800      6,586,800
   ITT Industries, Inc.                                       295,300     10,556,975
                                                                        ------------
                                                                          31,428,369
                                                                        ------------
Chemicals (2.4%)
   Ferro Corp.                                                178,500      4,551,750
   Rhone-Poulenc SA ADR Series A                              166,086      7,754,140
   Union Carbide Corp.                                        178,800      6,883,800
                                                                        ------------
                                                                          19,189,690
                                                                        ------------
Communications & Media (0.5%)
   Scripps (E.W.) Co. Class A                                  84,000      3,717,000
                                                                        ------------
Computers (6.4%)
   COMPAQ Computer Corp. +                                    348,200     11,011,825
   International Business Machines Corp.                      159,700     23,705,469
   Sun Microsystems, Inc. +                                   236,900     13,799,425
   Unisys Corp. +                                              95,100      2,532,037
                                                                        ------------
                                                                          51,048,756
                                                                        ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              -------   ------------
COMMON STOCKS (CONT'D)
Conglomerates (3.2%)
   Harsco Corp.                                               254,150   $  8,323,412
   TRW, Inc.                                                  183,200     10,430,950
   United Technologies Corp.                                   69,500      6,619,875
                                                                        ------------
                                                                          25,374,237
                                                                        ------------
Consumer Durables (3.6%)
   Chrysler Corp.                                             207,800     10,000,375
   Ford Motor Co.                                             275,900     14,967,575
   Maytag Corp.                                                76,565      3,785,182
                                                                        ------------
                                                                          28,753,132
                                                                        ------------
Consumer Non-Durables (1.3%)
   Premark International, Inc.                                338,400     10,723,050
                                                                        ------------
Electronics (1.0%)
   Dallas Semiconductor Corp.                                 149,800      5,542,600
   Tektronix, Inc.                                            155,400      2,777,775
                                                                        ------------
                                                                           8,320,375
                                                                        ------------
Energy (6.7%)
   British Petroleum Co. PLC ADR                              295,087     26,096,757
   Burlington Resources, Inc.                                 192,500      7,928,594
   Royal Dutch Petroleum Co. ADR                              132,100      6,505,925
   Total SA ADR                                               225,200     13,174,200
                                                                        ------------
                                                                          53,705,476
                                                                        ------------
Environmental Services (1.5%)
   Waste Management, Inc.                                     262,600     11,849,825
                                                                        ------------
Financial Services (10.5%)
   American Express Co.                                        79,750      7,047,906
   Associates First Capital Corp. Class A                      46,887      3,305,533
   Fannie Mae                                                  87,400      6,189,012
   FINOVE Group, Inc.                                         160,300      7,814,625
   Household International, Inc.                              124,900      4,566,656
   Lehman Brothers Holdings, Inc.                             390,500     14,814,594
   MBIA, Inc.                                                 212,800     13,007,400
   MGIC Investment Corp.                                      179,100      6,984,900
   Old Republic International Corp.                           242,900      4,615,100
   PMI Group, Inc.                                            234,900     11,847,769
   Terra Nova Bermuda Holdings, Ltd. Class A                  152,800      4,240,200
                                                                        ------------
                                                                          84,433,695
                                                                        ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                               NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              -------   ------------
COMMON STOCKS (CONT'D)
Food, Beverages & Tobacco (8.1%)
   Anheuser-Busch Companies, Inc.                             317,000   $ 18,841,687
   Corn Products International, Inc.                          167,900      4,785,150
   Heinz (H.J.) Co.                                            84,800      4,929,000
   Interstate Bakeries Corp.                                   49,800      1,248,113
   Keebler Foods Co.                                          263,600      7,578,500
   Philip Morris Companies, Inc.                              313,800     16,043,025
   Ralston Purina Group                                       170,800      5,700,450
   Sara Lee Corp.                                              99,500      5,938,906
                                                                        ------------
                                                                          65,064,831
                                                                        ------------
Healthcare (4.5%)
   Baxter International, Inc.                                 177,200     10,620,925
   Tenet Healthcare Corp. +                                   207,050      5,784,459
   Trigon Healthcare, Inc. +                                  315,150     11,818,125
   Wellpoint Health Networks, Inc.                            104,400      7,686,450
                                                                        ------------
                                                                          35,909,959
                                                                        ------------
Industrial Mfg. & Processing (1.7%)
   UNOVA, Inc.                                                921,400     13,302,713
                                                                        ------------
Metals & Mining (1.1%)
   Aluminum Company of America                                107,554      8,523,655
                                                                        ------------
Office Equipment & Supplies (0.6%)
   Pitney Bowes, Inc.                                          88,800      4,889,550
                                                                        ------------
Pharmaceuticals (1.2%)
   Merck & Co., Inc.                                           70,050      9,474,263
                                                                        ------------
Publishing (0.5%)
   Donnelley (R.R.) & Sons Co.                                102,000      4,398,750
                                                                        ------------
Real Estate (0.2%)
   Equity Residential Properties Trust                         45,800      1,923,600
                                                                        ------------
Retail (6.4%)
   CompUSA, Inc. +                                            255,800      3,549,225
   Consolidated Stores Corp.                                  380,000      6,246,250
   Federated Department Stores                                415,700     15,978,469
   May Department Stores Co.                                  148,400      9,052,400
   Payless ShoeSource, Inc. +                                  74,512      3,497,407
   Sak's Inc.                                                 186,175      4,235,481
   Sears, Roebuck and Co.                                     185,300      8,326,919
                                                                        ------------
                                                                          50,886,151
                                                                        ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              -------   ------------
COMMON STOCKS (CONT'D)
Telecommunications & Equipment (7.8%)
   ALLTEL Corp.                                                81,600   $  3,819,900
   Ameritech Corp.                                            193,600     10,442,300
   AT&T Corp.                                                 236,800     14,740,800
   Bell Atlantic Corp.                                        305,240     16,215,875
   BellSouth Corp.                                            103,400      8,252,613
   SBC Communications, Inc.                                   186,500      8,637,281
                                                                        ------------
                                                                          62,108,769
                                                                        ------------
Transportation (0.6%)
   Burlington Northern Santa Fe Corp.                         150,300      4,640,513
                                                                        ------------
Utilities-Electric (2.7%)
   Allegheny Energy, Inc.                                     178,700      5,495,025
   American Electric Power Co., Inc.                          113,600      5,559,300
   DQE, Inc.                                                   48,400      1,908,775
   Illinova Corp.                                             118,500      2,999,531
   Wisconsin Energy Corp.                                     175,100      5,362,438
                                                                        ------------
                                                                          21,325,069
                                                                        ------------
TOTAL COMMON STOCKS (Cost $599,446,220)                                  695,203,687
                                                                        ------------

CONVERTIBLE PREFERRED STOCK (2.8%)
Telecommunications & Equipment (0.8%)
   AirTouch Communications, Inc. Series B 6.00% Convertible
     (Callable 08/16/99 @ $35.96)                             142,700      6,564,200
Real Estate (0.7%)
   Equity Residential Properties Series G 7.25% Convertible
     (Callable 09/15/02 @ $25.91)                             238,500      5,470,594
Capital Equipment (0.9%)
   Ingersoll-Rand Co. 0.78% (Convertible 5/15/01), PRIDES     344,300      7,316,375
Industrial Mfg. & Processing (0.4%)
   Mediaone Group, Inc. 6.25%                                  59,100      3,184,013
                                                                        ------------
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $21,262,198)                      22,535,182
                                                                        ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                     RATINGS                                   PAR
                                  MOODY'S/S&P+      RATE%   MATURITY DATE     (000)         VALUE
                                -----------------   -----   -------------   ----------   ------------
CORPORATE BONDS (0.9%)
   National Semiconductor
     Corp. (Convertible)              (Ba2,BB)      6.50    10/01/2002      $    4,480   $  3,634,400
   Rite Aid Corp. Convertible
     Notes (Callable 09/15/00
     @ $102.10)                    (Baa2, BBB)      5.25    09/15/2002           2,999      3,823,725
                                                                                         ------------
TOTAL CORPORATE BONDS
   (Cost $7,397,838)                                                                        7,458,125
                                                                                         ------------

SHORT-TERM INVESTMENTS (10.1%)
  Repurchase Agreement with State Street Bank & Trust Co.
   dated 10/30/98 at 5.400% to be repurchased at $80,557,234
   on 11/02/98. (Collateralized by a pro rata amount of U.S.
   Treasury Notes ranging in par values from
   $21,390,000-$50,000,000, 3.375%-5.500%,
   02/28/03-04/15/28. Pro rata market value of collateral is
   $82,131,420.) (Cost $80,521,000)                               80,521     80,521,000
                                                                           ------------
TOTAL INVESTMENTS AT VALUE (100.7%) (Cost $708,627,192*)                    805,717,994
LIABILITIES IN EXCESS OF OTHER ASSETS (.7%)                                  (5,512,358)
                                                                           ------------
NET ASSETS (100.0%) (applicable to 41,476,221 Common Shares
and 5,683,281 Advisor Shares)                                              $800,205,636
                                                                           ============
NET ASSET VALUE, offering and redemption price per Common
Share (703,808,212 divided by 41,476,221)                                  $      16.97
                                                                           ============
NET ASSET VALUE, offering and redemption price per Advisor
Share (96,397,424 divided by 5,683,281)                                    $      16.96
                                                                           ============

                            INVESTMENT ABBREVIATIONS
                                 ADR = American Depository Receipt
                              PRIDES = Preferred Redeemable Increased Dividends Equity Securities
--------------------------------------------------------------------------------

+ Non-income producing security.

+ Credit ratings given by Moody's Investor Service Inc. and Standard & Poor's
  Ratings Group are unaudited.

* Cost for federal income tax purposes is $709,464,997.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCKS (94.5%)
Aerospace & Defense (0.8%)
   General Dynamics Corp.                                      88,200   $  5,220,337
                                                                        ------------
Agriculture (0.8%)
   Monsanto Co.                                               128,700      5,228,437
                                                                        ------------
Banks & Savings & Loans (3.5%)
   Bank of New York Co., Inc.                                 235,800      7,442,437
   Citigroup, Inc.                                            177,000      8,330,063
   Northern Trust Corp.                                       107,500      7,928,125
                                                                        ------------
                                                                          23,700,625
                                                                        ------------
Building & Building Materials (0.4%)
   USG Corp.+                                                  55,200      2,632,350
                                                                        ------------
Business Services (2.0%)
   Computer Sciences Corp.+                                   126,700      6,683,425
   Omnicom Group, Inc.                                        131,700      6,510,919
                                                                        ------------
                                                                          13,194,344
                                                                        ------------
Chemicals (1.7%)
   Avery-Dennison Corp.                                       246,600     10,218,487
   Ciba Specialty Chemicals Holdings, Inc. ADR+                19,730      1,012,658
                                                                        ------------
                                                                          11,231,145
                                                                        ------------
Communications & Media (9.6%)
   CBS Corp.                                                  484,400     13,532,925
   Clear Channel Communications, Inc.+                         53,000      2,414,812
   Cox Communications, Inc. Class A+                           53,500      2,935,812
   Mediaone Group, Inc.+                                      356,300     15,075,944
   Tele-Communications Liberty Media, Inc. Series A+          285,300     10,859,231
   Time Warner, Inc.                                           70,800      6,571,125
   Viacom, Inc. Class B+                                      226,300     13,549,712
                                                                        ------------
                                                                          64,939,561
                                                                        ------------
Computers (10.3%)
   Automatic Data Processing, Inc.                            100,600      7,827,937
   BMC Software, Inc.+                                         60,200      2,893,362
   Dell Computer Corp.+                                       100,900      6,621,562
   EMC Corp.+                                                 321,100     20,670,812
   International Business Machines Corp.                       59,000      8,757,812
   Microsoft Corp.+                                           112,500     11,910,937
   Sun Microsystems, Inc.+                                    181,200     10,554,900
                                                                        ------------
                                                                          69,237,322
                                                                        ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              -------   ------------
COMMON STOCKS (CONT'D)
Conglomerates (1.6%)
   General Electric Co.                                        70,500   $  6,168,750
   Oglebay Norton Co.                                         184,000      4,761,000
                                                                        ------------
                                                                          10,929,750
                                                                        ------------
Consumer Non-Durables (0.6%)
   Colgate-Palmolive Co.                                       44,500      3,932,688
                                                                        ------------
Consumer Services (0.7%)
   DeVRY, Inc.+                                               209,800      4,615,600
                                                                        ------------
Electronics (1.8%)
   Intel Corp.                                                136,700     12,191,931
                                                                        ------------
Energy (4.6%)
   British Petroleum Co. PLC ADR                               70,200      6,208,313
   Exxon Corp.                                                171,900     12,247,875
   Mobil Corp.                                                 80,800      6,115,550
   Royal Dutch Petroleum Co. ADR                              127,600      6,284,300
                                                                        ------------
                                                                          30,856,038
                                                                        ------------
Environmental Services (0.5%)
   Waste Management, Inc.                                      75,900      3,424,988
                                                                        ------------
Financial Services (10.9%)
   American Express Corp.                                      70,000      6,186,250
   Associates First Capital Corp. Class A                      41,000      2,890,500
   Berkshire Hathaway, Inc. Class A+                              120      7,740,000
   Berkshire Hathaway, Inc. Class B+                            1,440      3,093,120
   Freddie Mac                                                476,300     27,387,250
   Household International, Inc.                              197,100      7,206,469
   MBIA, Inc.                                                  26,900      1,644,263
   Nationwide Financial Services, Inc.                        127,600      5,295,400
   Provident Companies, Inc.                                  175,800      5,109,188
   SunAmerica, Inc.                                           101,900      7,183,950
                                                                        ------------
                                                                          73,736,390
                                                                        ------------
Food, Beverages & Tobacco (4.8%)
   Heinz (H.J.) Co.                                           104,900      6,097,313
   Hershey Foods Corp.                                         59,700      4,048,406
   Keebler Foods Co.+                                         335,300      9,639,875
   Philip Morris Companies, Inc.                              249,600     12,760,800
                                                                        ------------
                                                                          32,546,394
                                                                        ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              -------   ------------
COMMON STOCKS (CONT'D)
Healthcare (7.1%)
   Becton, Dickinson & Co.                                    447,800   $ 18,863,575
   Covance, Inc.+                                             250,000      6,968,750
   Guidant Corp.                                               50,800      3,886,200
   Johnson & Johnson                                           97,400      7,938,100
   McKesson Corp.                                              83,100      6,398,700
   Omnicare, Inc.                                             100,500      3,473,531
   Trigon Healthcare, Inc.+                                     9,000        337,500
                                                                        ------------
                                                                          47,866,356
                                                                        ------------
Industrial Mfg. & Processing (1.8%)
   Tyco International, Ltd.                                   194,000     12,015,875
                                                                        ------------
Leisure & Entertainment (0.5%)
   Carnival Corp.                                             100,800      3,263,400
                                                                        ------------
Office Equipment & Supplies (1.4%)
   Pitney Bowes, Inc.                                         117,600      6,475,350
   Xerox Corp.                                                 31,100      3,012,813
                                                                        ------------
                                                                           9,488,163
                                                                        ------------
Pharmaceuticals (11.5%)
   American Home Products Corp.                               141,500      6,898,125
   Bristol-Myers Squibb Co.                                   113,200     12,515,675
   Lilly (Eli) & Co.                                          126,000     10,198,125
   Merck & Co., Inc.                                           43,300      5,856,325
   Pfizer, Inc.                                                86,000      9,228,875
   Pharmacia & Upjohn, Inc. ADR                               118,100      6,251,919
   Schering-Plough Corp.                                       89,400      9,197,025
   Warner Lambert Co.                                         218,300     17,109,263
                                                                        ------------
                                                                          77,255,332
                                                                        ------------
Publishing (2.8%)
   Harcourt General, Inc.                                     121,600      5,920,400
   Wiley (John) & Sons, Inc. Class A                          357,000     13,052,813
                                                                        ------------
                                                                          18,973,213
                                                                        ------------
Retail (6.2%)
   CVS Corp.                                                  289,500     13,226,531
   Dayton Hudson Corp.                                         55,500      2,351,813
   Home Depot, Inc.                                           236,700     10,296,450
   Rite Aid Corp.                                             190,000      7,540,625
   Safeway, Inc.+                                             172,400      8,242,875
                                                                        ------------
                                                                          41,658,294
                                                                        ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              -------   ------------
COMMON STOCKS (CONT'D)
Telecommunications & Equipment (7.1%)
   Bell Atlantic Corp.                                        214,300   $ 11,384,688
   BellSouth Corp.                                             72,600      5,794,388
   Cisco Systems, Inc.+                                       225,300     14,193,900
   GTE Corp.                                                   55,600      3,263,025
   MCI WorldCom, Inc.+                                        256,600     14,177,150
                                                                        ------------
                                                                          48,813,151
                                                                        ------------
Transportation (1.5%)
   Kansas City Southern Industries, Inc.                      253,400      9,787,575
                                                                        ------------
TOTAL COMMON STOCK (Cost $497,390,476)                                   636,739,259
                                                                        ------------
PREFERRED STOCK (0.0%)
Healthcare (0.0%)
   Fresenius National Medical Care, Inc. Class D+ (Cost
     $18,552)                                                  90,000          2,025
                                                                        ------------


                                                                PAR
                                                               (000)
                                                              -------
SHORT-TERM INVESTMENTS (8.1%)

  Repurchase agreement with State Street Bank & Trust Co.,
   dated 10/30/98 at 5.400% to be repurchased at $54,286,415
   on 11/02/98. (Collateralized by a pro rata amount of
   U.S. Treasury Notes ranging in par values from
   $21,390,000-$50,000,000, 3.375%-5.500%, 02/28/03-04/15/28.
   Pro rata market value of collateral is $55,347,240.)
   (Cost $54,262,000)                                          54,262   $ 54,262,000
                                                                        ------------
TOTAL INVESTMENTS AT VALUE (102.6%) (Cost $551,671,028*)                 691,003,284
LIABILITIES IN EXCESS OF OTHER ASSETS (2.6%)                             (17,509,604)
                                                                        ------------
NET ASSETS (100.0%)(applicable to 33,130,500 Common Shares
and 1,396,955 Advisor Shares)                                           $673,493,680
                                                                        ============
NET ASSET VALUE, offering and redemption price per Common
Share ($646,657,237 divided by 33,130,500)                              $      19.52
                                                                        ============
NET ASSET VALUE, offering and redemption price per Advisor
Share ($26,836,443 divided by 1,396,955)                                $      19.21
                                                                        ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------

+ Non-income producing security.
* Cost for federal income tax purposes is $554,806,008.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Year or Period Ended October 31, 1998
--------------------------------------------------------------------------------

                                                              WARBURG PINCUS   WARBURG PINCUS
                                                                 BALANCED      GROWTH & INCOME
                                                                   FUND             FUND
                                                              --------------   ---------------
INVESTMENT INCOME:
   Dividends                                                    $  278,294       $12,776,192
   Interest                                                        938,830         3,842,652
   Foreign taxes withheld                                           (6,599)         (177,214)
                                                                ----------       -----------
     Total investment income                                     1,210,525        16,441,630
                                                                ----------       -----------
EXPENSES:
   Investment advisory                                             350,839         6,112,330
   Administrative services                                         112,456         1,919,153
   Audit                                                            15,103            27,333
   Custodian/Sub-custodian                                          10,362           135,132
   Directors/Trustees                                               10,665            11,236
   Insurance                                                           784            24,369
   Interest                                                             45             1,500
   Legal                                                            75,010            95,974
   Printing                                                         16,429            86,448
   Registration                                                     31,144           123,874
   Shareholder servicing/distribution                               97,887           502,703
   Transfer agent                                                   46,898         1,033,163
   Miscellaneous                                                     1,695            18,597
                                                                ----------       -----------
                                                                   769,317        10,091,812
   Less: fees waived, expenses reimbursed and transfer agent
     fee offsets                                                  (242,628)          (31,076)
                                                                ----------       -----------
     Total expenses                                                526,689        10,060,736
                                                                ----------       -----------
       Net investment income (loss)                                683,836         6,380,894
                                                                ----------       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
 FOREIGN CURRENCY RELATED ITEMS:
   Net realized gain (loss) from security transactions           2,812,164        24,894,866
   Net realized loss from foreign currency related items              (135)           (3,613)
   Net change in unrealized appreciation (depreciation) from
     investments and foreign currency related items             (1,287,911)       24,414,986
                                                                ----------       -----------
       Net realized and unrealized gain (loss) from
        investments and foreign currency related items           1,524,118        49,306,239
                                                                ----------       -----------
Net increase in net assets resulting from operations            $2,207,954       $55,687,133
                                                                ==========       ===========

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Year or Period Ended October 31, 1998
--------------------------------------------------------------------------------

                                                                 WARBURG PINCUS
                                                              CAPITAL APPRECIATION
                                                                      FUND
                                                              --------------------
INVESTMENT INCOME:
   Dividends                                                      $ 5,886,859
   Interest                                                         1,486,406
   Foreign taxes withheld                                            (105,898)
                                                                  -----------
     Total investment income                                        7,267,367
                                                                  -----------
EXPENSES:
   Investment advisory                                              4,861,495
   Administrative services                                          1,343,563
   Audit                                                               25,221
   Custodian/Sub-custodian                                            120,524
   Directors/Trustees                                                  13,489
   Insurance                                                           12,108
   Interest                                                             2,000
   Legal                                                               54,579
   Offering/Organizational costs                                            0
   Printing                                                            67,342
   Registration                                                        86,256
   Shareholder servicing/distribution                                 166,239
   Transfer agent                                                     317,453
   Miscellaneous                                                       12,801
                                                                  -----------
                                                                    7,083,070
   Less: fees waived, expenses reimbursed and transfer agent
     fee offsets                                                      (26,515)
                                                                  -----------
     Total expenses                                                 7,056,555
                                                                  -----------
       Net investment income (loss)                                   210,812
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
 FOREIGN CURRENCY RELATED ITEMS:
   Net realized gain (loss) from security transactions             29,522,830
   Net change in unrealized appreciation (depreciation) from
     investments and foreign currency related items                48,854,862
                                                                  -----------
   Net realized and unrealized gain (loss) from investments
     and foreign currency related items                            78,377,692
                                                                  -----------
   Net increase in net assets resulting from operations           $78,588,504
                                                                  ===========

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      WARBURG PINCUS
                                                                       BALANCED FUND
                                                   -----------------------------------------------------
                                                                          FOR THE
                                                       FOR THE           TWO MONTHS          FOR THE
                                                      YEAR ENDED           ENDED           YEAR ENDED
                                                   OCTOBER 31, 1998   OCTOBER 31, 1997   AUGUST 31, 1997
                                                   ----------------   ----------------   ---------------
FROM OPERATIONS:
 Net investment income (loss)                        $   683,836        $    92,017        $   621,101
 Net realized gain (loss) from security
   transactions                                        2,812,164          1,219,920          2,259,328
 Net realized gain (loss) from foreign currency
   related items                                            (135)               590             (1,211)
 Net change in unrealized appreciation
   (depreciation) from investments and foreign
   currency related items                             (1,287,911)          (755,058)         4,514,953
                                                     -----------        -----------        -----------
 Net increase in net assets resluting from
   operations                                          2,207,954            557,469          7,394,171
                                                     -----------        -----------        -----------
FROM DISTRIBUTIONS:
 Dividends from net investment income:
   Common Shares                                        (719,467)          (125,542)          (655,603)
   Advisor Shares                                         (2,872)              (385)            (1,449)
 Distributions from realized gains:
   Common Shares                                      (3,441,034)                 0           (395,800)
   Advisor Shares                                        (14,992)                 0               (809)
                                                     -----------        -----------        -----------
 Net decrease in net assets from distributions        (4,178,365)          (125,927)        (1,053,661)
                                                     -----------        -----------        -----------
FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                         11,352,063          2,285,470         19,977,419
 Reinvested dividends                                  4,064,531            122,038          1,014,239
 Net asset value of shares redeemed                  (16,188,224)        (3,462,909)       (19,120,778)
                                                     -----------        -----------        -----------
   Net increase (decrease) in net assets from
     capital share transactions                         (771,630)        (1,055,401)         1,870,880
                                                     -----------        -----------        -----------
 Net increase (decrease) in net assets                (2,742,041)          (623,859)         8,211,390
NET ASSETS:
 Beginning of period                                  38,451,754         39,075,613         30,864,223
                                                     -----------        -----------        -----------
 End of period                                       $35,709,713        $38,451,754        $39,075,613
                                                     ===========        ===========        ===========
 Undistributed net investment income                 $    74,933        $    38,284        $    71,417
                                                     ===========        ===========        ===========

                                                              WARBURG PINCUS                       WARBURG PINCUS
                                                           GROWTH & INCOME FUND               CAPITAL APPRECIATION FUND
                                                ------------------------------------------   ---------------------------
                                                                 FOR THE                               FOR THE
                                                  FOR THE       TWO MONTHS      FOR THE              YEAR ENDED
                                                 YEAR ENDED       ENDED        YEAR ENDED            OCTOBER 31,
                                                OCTOBER 31,    OCTOBER 31,     AUGUST 31,    ---------------------------
                                                    1998           1997           1997           1998           1997
                                                ------------   ------------   ------------   ------------   ------------
FROM OPERATIONS:
 Net investment income (loss)                    $  6,380,894   $    839,400   $  4,686,277   $    210,812   $  2,836,298
 Net realized gain (loss) from security
   transactions                                    24,894,866     24,005,015     88,134,951     29,522,830    111,900,128
 Net realized gain (loss) from foreign currency
   related items                                       (3,613)             0              0              0              0
 Net change in unrealized appreciation
   (depreciation) from investments and foreign
   currency related items                          24,414,986    (19,596,522)    41,534,862     48,854,862     25,907,351
                                                 ------------   ------------   ------------   ------------   ------------
 Net increase in net assets resluting from
   operations                                      55,687,133      5,247,893    134,356,090     78,588,504    140,643,777
                                                 ------------   ------------   ------------   ------------   ------------
FROM DISTRIBUTIONS:
 Dividends from net investment income:
   Common Shares                                   (5,674,968)    (1,281,060)    (4,434,607)    (2,188,710)    (2,397,108)
   Advisor Shares                                    (427,925)       (90,595)      (348,996)             0         (7,341)
 Distributions from realized gains:
   Common Shares                                  (96,860,727)             0              0   (106,778,405)   (44,111,908)
   Advisor Shares                                 (14,171,470)             0              0     (6,058,534)    (2,454,855)
                                                 ------------   ------------   ------------   ------------   ------------
 Net decrease in net assets from distributions   (117,135,090)    (1,371,655)    (4,783,603)  (115,025,649)   (48,971,212)
                                                 ------------   ------------   ------------   ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                     386,958,954     45,408,918    276,013,445    232,010,450    230,321,097
 Reinvested dividends                             113,559,285      1,309,646      4,560,726    111,165,032     45,501,901
 Net asset value of shares redeemed              (334,997,984)   (40,487,822)  (531,312,507)  (254,936,850)  (176,950,390)
                                                 ------------   ------------   ------------   ------------   ------------
   Net increase (decrease) in net assets from
     capital share transactions                   165,520,255      6,230,742   (250,738,336)    88,238,632     98,872,608
                                                 ------------   ------------   ------------   ------------   ------------
 Net increase (decrease) in net assets            104,072,298     10,106,980   (121,165,849)    51,801,488    190,545,173
NET ASSETS:
 Beginning of period                              696,133,338    686,026,358    807,192,207    621,692,192    431,147,019
                                                 ------------   ------------   ------------   ------------   ------------
 End of period                                   $800,205,636   $696,133,338   $686,026,358   $673,493,680   $621,692,192
                                                 ============   ============   ============   ============   ============
 Undistributed net investment income             $    277,849   $          0   $    577,858   $     99,693   $  2,077,591
                                                 ============   ============   ============   ============   ============


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                          1998     1997**     1997#     1996#    1995##
PERIOD ENDED:                                           --------   -------   -------   -------   -------
PER-SHARE DATA
Net asset value, beginning of period                    $  14.37   $ 14.22   $ 11.94   $ 11.13   $ 10.72
                                                        --------   -------   -------   -------   -------
INVESTMENT ACTIVITIES:
   Net investment income (loss)                             0.21      0.03     (0.02)     0.37      0.01
   Net gains or losses on investments (both realized
     and unrealized)                                        0.41      0.15      2.68      0.68      0.39
                                                        --------   -------   -------   -------   -------
     Total from investment activities                       0.62      0.18      2.65      1.05      0.41
                                                        --------   -------   -------   -------   -------
DISTRIBUTIONS:
   From net investment income                              (0.23)    (0.04)    (0.22)    (0.09)       --
   From realized capital gains                             (1.29)       --     (0.15)    (0.15)       --
                                                        --------   -------   -------   -------   -------
     Total distributions                                   (1.52)    (0.04)    (0.37)    (0.24)       --
                                                        --------   -------   -------   -------   -------
Net asset value, end of period                          $  13.47   $ 14.37   $ 14.22   $ 11.94   $ 11.13
                                                        ========   =======   =======   =======   =======
Total return                                                4.93%     1.30%+   22.66%     9.56%     3.82%+
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                $    168   $   158   $   149   $    12   $     1
   Ratio of expenses to average net assets                  1.60%@    1.60%*@   1.60%@    1.71%@    1.76%*
   Ratio of net income to average net assets                1.52%     1.13%*    1.53%    (4.11)%    2.00%*
   Decrease reflected in above operating expense
     ratios due to waivers/reimbursements                   1.19%*    1.35%*    1.21%   203.35%   626.71%*
Portfolio turnover rate                                   132.01%       15%+     120%      108%      107%+

--------------------------------------------------------------------------------

@    Interest earned on uninvested cash balances is used to
     offset portions of transfer agent expense. These
     arrangements had no effect on the Fund's expense ratio.
+    Non-annualized.
*    Annualized.
**   For the two months ended October 31, 1997.
#    For the years ended August 31.
##   For the period July 31, 1995 (Commencement of Operations) to
     August 31, 1995.

WARBURG PINCUS GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                     1998     1997**     1997#     1996#    1995##
PERIOD ENDED:                                      --------   -------   -------   -------   -------
PER-SHARE DATA
Net asset value, beginning of period               $  18.55   $ 18.42   $ 14.88   $ 16.38   $ 14.87
                                                   --------   -------   -------   -------   -------
INVESTMENT ACTIVITIES:
   Net investment income                               0.10      0.01      0.07      0.08      0.02
   Net gains or losses on investments (both
     realized and unrealized)                          1.35      0.14      3.55     (0.69)     1.53
                                                   --------   -------   -------   -------   -------
     Total from investment activities                  1.45      0.15      3.62     (0.61)     1.56
                                                   --------   -------   -------   -------   -------
DISTRIBUTIONS:
   From net investment income                         (0.09)    (0.02)    (0.08)    (0.07)    (0.05)
   From realized capital gains                        (2.95)       --        --     (0.81)       --
                                                   --------   -------   -------   -------   -------
     Total distributions                              (3.04)    (0.02)    (0.08)    (0.89)    (0.05)
                                                   --------   -------   -------   -------   -------
Net asset value, end of period                     $  16.96   $ 18.55   $ 18.42   $ 14.88   $ 16.38
                                                   ========   =======   =======   =======   =======
Total return                                           8.70%      .81%+   24.37%    (3.92)%   10.49%+
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)           $ 96,397   $87,929   $84,867   $79,565   $56,902
   Ratio of expenses to average net assets             1.55%@    1.58%*@   1.54%@    1.59%@    1.92%*
   Ratio of net income to average net assets            .47%      .35%*     .43%      .28%      .43%*
   Decrease reflected in above operating expense
     ratios due to waivers/reimbursements               .00%      .00%      .00%      .00%      .00%
Portfolio turnover rate                               78.33%       19%+     148%       94%      109%*

--------------------------------------------------------------------------------

@    Interest earned on uninvested cash balances is used to
     offset portions of transfer agent expense. These
     arrangements had no effect on the Fund's expense ratio.
+    Non-annualized.
*    Annualized.
**   For the two months ended October 31, 1997.
#    For the years ended August 31.
##   For the period May 15, 1995 (Commencement of Operations) to
     August 31, 1995.

WARBURG PINCUS CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                           1998      1997      1996      1995      1994      1993
PERIOD ENDED:                             -------   -------   -------   -------   -------   -------
PER-SHARE DATA
Net asset value, beginning of period      $ 20.82   $ 17.73   $ 16.26   $ 14.22   $ 15.28   $ 13.28
                                          -------   -------   -------   -------   -------   -------
INVESTMENT ACTIVITIES:
   Net investment income (loss)             (0.09)     0.02      0.02        --     (0.08)       --
   Net gains or losses on investments
     (both realized and unrealized)          2.29      4.88      3.49      3.02       .23      2.76
                                          -------   -------   -------   -------   -------   -------
     Total from investment activities        2.20      4.90      3.51      3.02      0.15      2.76
                                          -------   -------   -------   -------   -------   -------
DISTRIBUTIONS:
   From net investment income                  --     (0.01)       --        --     (0.02)       --
   From realized capital gains              (3.81)    (1.80)    (2.04)    (0.98)    (1.19)    (0.76)
                                          -------   -------   -------   -------   -------   -------
     Total distributions                    (3.81)    (1.81)    (2.04)    (0.98)    (1.21)    (0.76)
                                          -------   -------   -------   -------   -------   -------
Net asset value, end of period            $ 19.21   $ 20.82   $ 17.73   $ 16.26   $ 14.22   $ 15.28
                                          =======   =======   =======   =======   =======   =======
Total return                                12.23%    30.37%    24.15%    23.41%     1.23%    21.64%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)  $26,836   $34,601   $23,440   $11,594   $ 8,169   $10,437
   Ratio of expenses to average net
     assets                                  1.43%@    1.48%@    1.54%@    1.62%     1.55%     1.51%
   Ratio of net income to average net
     assets                                  (.39)%     .08%      .09%     (.18)%    (.24)%    (.25)%
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                    --        --        --        --       .01%       --
Portfolio turnover rate                    168.67%   238.11%   170.69%   146.09%    51.87%    48.26%

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares net expense ratio by .00% for the year ended October 31, 1998 and by .00% and .01% for the year or period ended October 31, 1997 and 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 1.43% for the year ended October 31, 1998, 1.48% and 1.53% for the year or period ended October 31, 1997 and 1996, respectively.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     The Warburg Pincus Balanced Fund (the "Balanced Fund"), Warburg Pincus Growth & Income Fund (the "Growth & Income Fund"), and the Warburg Pincus Capital Appreciation Fund (the "Capital Appreciation Fund") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies.

     Investment objectives for each Fund are as follows: the Balanced Fund seeks maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital; the Growth and Income Fund seeks long-term growth of capital and income and a reasonable current return; the Capital Appreciation Fund seeks long-term capital appreciation.

     Each Fund offers two classes of shares, one class being referred to as Common Shares and one class being referred to as Advisor Shares. Common and Advisor Shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Shares for the Balanced Fund bear expenses paid pursant to a shareholder servicing and distribution plan adopted at an annual rate not to exceed .25% of the average daily net asset value of each Fund's outstanding Common Shares. Advisor Shares for each Fund bear expenses paid pursuant to a distribution plan adopted by each Fund at an annual rate not to exceed .75% of the average daily net asset value of each Fund's outstanding Advisor Shares. Advisor Shares are currently bearing expenses of
 .50% of average daily net assets.

     The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

     The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

     Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution, shareholder servicing fees and transfer agent fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. Effective November 1, 1998, class-specific expenses no longer include transfer agent fees; accordingly these fees will be allocated proportionately based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income, if any, are declared and paid annually (except with respect to the Growth & Income Fund and the Balanced Fund which dividends, if any, are paid quarterly). Distributions of net realized capital gains, if any, are declared and paid annually for all Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

     No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

     Costs incurred in connection with organization and offering of shares have been deferred and are being amortized over a period of five years and one year, respectively, from the date each Fund commenced its operations.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Fund, along with other Warburg Funds, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities, pledged as collateral for repurchase agreements, are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the counterparty to the agreement, retention of the collateral may be subject to legal proceedings.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the transfer agent expense. For the year ended October 31, 1998, the Funds received credits or reimbursements under this arrangement as follows:


FUND                                                          AMOUNT
----                                                          -------
Balanced                                                      $ 1,505
Growth & Income                                                31,076
Capital Appreciation                                           26,515


2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each Fund's investment adviser. For its advisory services, Warburg is entitled to receive the following fees based on each Fund's average daily net assets:


FUND                                              ANNUAL RATE
----                                              -----------
Balanced                                .90% of average daily net assets
Growth & Income                         .75% of average daily net assets
Capital Appreciation                    .70% of average daily net assets

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

     For the year ended October 31, 1998, investment advisory fees, voluntary waivers and reimbursements were as follows:

                                GROSS                           NET           EXPENSE
FUND                         ADVISORY FEE      WAIVER       ADVISORY FEE   REIMBURSEMENTS
----                         ------------   -------------   ------------   --------------
Balanced                     $   350,839    $    (180,006)  $   170,833       $ (2,644)
Growth & Income                6,112,330                0     6,112,330              0
Capital Appreciation           4,861,495                0     4,861,495              0

     Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of Warburg, and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp. ("PNC"), serve as each Fund's co-administrators. For administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the year ended October 31, 1998, administrative services fees earned by CFSI were as follows:


FUND                                      CO-ADMINISTRATION FEE
----                                      ---------------------
Balanced                                       $   38,982
Growth & Income                                   849,366
Capital Appreciation                              694,499


     For administrative services, PFPC currently receives a fee calculated at an annual rate of .10% on each Fund's first $500 million in average daily net assets, .075% on the next $1 billion in average daily net assets and .05% of average daily net assets in excess of $1.5 billion (for the Growth & Income Fund and the Balanced Fund, .15% of each Fund's first $500 million of average daily net assets, .10% of the next $1 billion and .05% of each Fund's average daily net assets over $1.5 billion).

     For the year ended October 31, 1998, administrative service fees earned and voluntarily waived by PFPC (including out-of-pocket) were as follows:

                                                                                 NET
FUND                                 CO-ADMINISTRATION FEE    WAIVER    CO-ADMINISTRATION FEE
----                                 ---------------------   --------   ---------------------
Balanced                                  $   73,474         $(58,473)       $   15,001
Growth & Income                            1,069,787                0         1,069,787
Capital Appreciation                         649,064                0           649,064

     Counsellors Securities Inc. ("CSI"), also a wholly-owned subsidiary of Warburg, serves as each Fund's distributor. No compensation is paid by the Capital Appreciation Fund or the Growth & Income Fund to CSI for distribution services. For its distribution services, CSI receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Balanced Fund pursuant to a shareholder servicing and distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. For its shareholder servicing and distribution services, CSI receives a fee at an annual

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

rate of .50%, respectively, of the average daily net assets of each Funds' Advisor Shares pursuant to distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. For the year ended October 31, 1998, shareholder servicing and distribution fees earned by CSI were as follows:

                                                   SHAREHOLDER SERVICING/
FUND                                                  DISTRIBUTION FEE
----                                               ----------------------
Balanced
 Common shares                                           $   97,024
 Advisor shares                                                 863
                                                         ----------
                                                         $   97,887
                                                         ==========
Growth & Income
 Advisor shares                                          $  502,703
                                                         ==========
Capital Appreciation
 Advisor shares                                          $  166,239
                                                         ==========

3. LINE OF CREDIT

     The Funds, together with other funds advised by Warburg Pincus Asset Management, Inc., the Funds' investment adviser ("Warburg") (collectively, the "Warburg Funds"), have established committed and uncommitted lines of credit facilities with PNC Bank, National Association ("PNC") and an uncommitted line of credit facility with Deutsche Bank, AG ("Deutsche Bank") for temporary or emergency purposes primarily relating to unanticipated fund share redemptions. Effective December 31, 1997, the terms of the committed line of credit with PNC was amended. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a commitment fee at a rate of .07% per annum on the average daily balance of the line of credit, which is undisbursed and uncanceled during the preceding quarter. In addition, the Warburg Funds will pay interest on borrowings at the bank's base rate plus .45%. Under the terms of the Uncommitted lines of credit, the Warburg funds will pay interest on borrowings at the banks base rate plus .55%. Aggregate borrowings for each fund under the committed and uncommitted lines of credit with PNC may not exceed the lowest of
(a) thirty-three and one-third percent (33 1/3%) of the assets of such fund, for any Fund that does not invest at least sixty-five percent (65%) of its assets in international equity or fixed income securities (an "International Fund") and twenty-five percent (25%) of the assets of any Fund that is an International Fund or (b) the maximum amount permitted by such fund's investment policies and restrictions. Aggregate borrowings for each fund under the uncommitted line of credit facility with Deutsche Bank may not exceed thirty-three and one-third percent (33 1/3%) of the net assets of such fund. At October

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

3. LINE OF CREDIT -- (CONT'D)

31, 1998, there were no outstanding balances under these line of credit facilities for any of the Funds.

4. INVESTMENTS IN SECURITIES

     For the year ended October 31, 1998, purchases and sales of investment securities (excluding short-term investments) were as follows:


FUND                                               PURCHASES        SALES
----                                              ------------   ------------
Balance                                           $ 48,765,302   $ 54,630,441
Growth & Income                                    613,143,068    585,282,325
Capital Appreciation                              1,100,460,618  1,116,354,001


     At October 31, 1998, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:


                                                            NET UNREALIZED
                               UNREALIZED     UNREALIZED     APPRECIATION
FUND                          APPRECIATION   DEPRECIATION   (DEPRECIATION)
----                          ------------   ------------   --------------
Balanced                      $  3,825,138   $  (450,328)    $  3,374,810
Growth & Income                124,064,833   (27,786,014)      96,278,819
Capital Appreciation           138,172,443    (1,975,167)     136,197,276


     For the year ended October 31, 1998, sales of the Growth & Income Fund included $21,327,345 of investment securities delivered to shareholders for 1,337,976 Common Shares resulting in a gain of $811,970.

5. FORWARD FOREIGN CURRENCY CONTRACTS

     Each Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 1998, there were no open forward foreign currency contracts.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

6. FUTURES CONTRACTS

     Each Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, a Fund is required to make a deposit of an initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by a Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and a Fund's basis in the contract. Risks of enterings into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. At October 31, 1998, there were no open futures contracts.

7. CAPITAL SHARE TRANSACTIONS

     The Balanced Fund and the Growth & Income Fund are authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of each Fund (two billion shares for the Balanced Fund and the Growth & Income) are designated as the Advisor Shares. The Capital Appreciation Fund is authorized to issue three billion of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are classified as Advisor Shares.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

7. CAPITAL SHARE TRANSACTIONS -- (CONT'D)

     Transactions in shares of each Fund were as follows:

                                                                 BALANCED FUND
                               ----------------------------------------------------------------------------------
                                            COMMON SHARES                             ADVISOR SHARES
                               ----------------------------------------   ---------------------------------------
                                 FOR THE     FOR THE TWO      FOR THE       FOR THE     FOR THE TWO     FOR THE
                               YEAR ENDED    MONTHS ENDED   YEAR ENDED    YEAR ENDED    MONTHS ENDED   YEAR ENDED
                               OCTOBER 31,   OCTOBER 31,    AUGUST 31,    OCTOBER 31,   OCTOBER 31,    AUGUST 31,
                                  1998           1997          1997          1998           1997          1997
                               -----------   ------------   -----------   -----------   ------------   ----------
Shares sold                        827,546       152,757      1,550,047       7,713         1,762         10,558
Shares issued to shareholders
  on reinvestment of
  dividends                        313,898         8,126         80,179       1,373            26            146
Shares redeemed                 (1,172,690)     (231,496)    (1,480,328)     (7,587)       (1,313)        (1,184)
                               -----------    ----------    -----------    --------       -------       --------
Net increase (decrease) in
  shares outstanding               (31,246)      (70,613)       149,898       1,499           475          9,520
                               ===========    ==========    ===========    ========       =======       ========
Proceeds from sale of shares   $11,246,690    $2,259,503    $19,842,484    $105,373        25,967        134,935
Reinvested dividends             4,046,855       121,653      1,012,371      17,676           385          1,868
Net asset value of shares
  redeemed                     (16,087,173)   (3,443,737)   (19,105,605)   (101,051)      (19,172)       (15,173)
                               -----------    ----------    -----------    --------       -------       --------
Net increase (decrease) from
  capital share transactions   $  (793,628)   $1,062,581    $ 1,749,250    $ 21,998         7,180       $121,630
                               ===========    ==========    ===========    ========       =======       ========

                                                         GROWTH & INCOME FUND
                        ---------------------------------------------------------------------------------------
                                       COMMON SHARES                               ADVISOR SHARES
                        -------------------------------------------   -----------------------------------------
                          FOR THE      FOR THE TWO       FOR THE        FOR THE     FOR THE TWO      FOR THE
                         YEAR ENDED    MONTHS ENDED    YEAR ENDED     YEAR ENDED    MONTHS ENDED    YEAR ENDED
                        OCTOBER 31,    OCTOBER 31,     AUGUST 31,     OCTOBER 31,   OCTOBER 31,     AUGUST 31,
                            1998           1997           1997           1998           1997           1997
                        ------------   ------------   -------------   -----------   ------------   ------------
Shares sold               20,772,224     2,174,608       16,219,671     1,286,304       197,822         739,244
Shares issued to
  shareholders on
  reinvestment of
  dividends                6,140,028        62,949          261,793       907,279         4,665          20,096
Shares redeemed          (18,200,979)   (2,073,583)     (32,720,263)   (1,249,695)      (70,415)     (1,497,975)
                        ------------   -----------    -------------   -----------    ----------    ------------
Net increase
  (decrease) in shares
  outstanding              8,711,274       163,974      (16,238,799)      943,888       132,072        (738,635)
                        ============   ===========    =============   ===========    ==========    ============
Proceeds from sale of
  shares                $364,404,734   $41,615,463    $ 263,366,857   $22,554,220    $3,793,455    $ 12,646,588
Reinvested dividends      98,961,339     1,219,324        4,211,791    14,597,946        90,322         348,935
Net asset value of
  shares redeemed       (313,659,176)  (39,147,600)    (508,011,387)  (21,338,807)   (1,340,222)    (23,301,120)
                        ------------   -----------    -------------   -----------    ----------    ------------
Net increase
  (decrease) from
  capital share
  transactions          $149,706,897   $ 3,687,187    $(240,432,739)  $15,813,359    $2,543,555    $(10,305,597)
                        ============   ===========    =============   ===========    ==========    ============

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

7. CAPITAL SHARE TRANSACTIONS -- (CONT'D)

                                                               CAPITAL APPRECIATION FUND
                                       -------------------------------------------------------------------------
                                                  COMMON SHARES                        ADVISOR SHARES
                                       -----------------------------------   -----------------------------------
                                           FOR THE            FOR THE            FOR THE            FOR THE
                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                       OCTOBER 31, 1998   OCTOBER 31, 1997   OCTOBER 31, 1998   OCTOBER 31, 1997
                                       ----------------   ----------------   ----------------   ----------------
Shares sold                                11,397,212         11,782,144            213,912            606,375
Shares issued to shareholders on
  reinvestment of dividends                 5,891,863          2,594,315            343,403            149,768
Shares redeemed                           (12,000,823)        (9,249,789)          (822,591)          (416,279)
                                        -------------      -------------      -------------      -------------
Net increase (decrease) in shares
  outstanding                               5,288,252          5,126,670           (265,277)           339,864
                                        =============      =============      =============      =============
Proceeds from sale of shares            $ 227,847,570      $ 219,247,482      $   4,162,880      $  11,073,615
Reinvested dividends                      105,110,845         43,039,712          6,054,187          2,462,189
Net asset value of shares redeemed       (238,511,569)      (169,218,861)       (16,425,281)        (7,731,529)
                                        -------------      -------------      -------------      -------------
Net increase (decrease) from capital
  share transactions                    $  94,446,846      $  93,068,333      $  (6,208,214)     $   5,804,275
                                        =============      =============      =============      =============

8. LIABILITIES

     At October 31, 1998, each Fund had the following liabilities:

                                                                                             CAPITAL
                                                              BALANCED   GROWTH & INCOME   APPRECIATION
                                                                FUND          FUND             FUND
                                                              --------   ---------------   ------------
Payable for securities purchased (at value)                   $432,512     $4,332,788      $22,982,744
Investment advisory fee payable                                 19,148        478,858          379,048
Administrative services fees payable                             2,936         63,848           54,150
Distribution fees payable                                        7,305              0                0
Fund shares redeemed payable                                    32,122      3,438,002        1,134,451
                                                              --------     ----------      -----------
                                                              $494,023     $8,313,496      $24,550,393
                                                              ========     ==========      ===========

9. NET ASSETS

     At October 31, 1998, capital contributions, undistributed net investment income (loss) and accumulated net realized gain (loss) on security transactions have been adjusted for current year permanent book/tax differences. The Balanced Fund and the Growth & Income Fund reclassified ($135) and ($3,613), respectively, from accumulated net realized gain/(loss) from foreign currency related items to undistributed net investment income. The Balanced Fund reclassified $128 in paydown gains and $65,468 from accumulated net realized gain from security transactions to undistributed net investment income. The Balanced Fund and the Growth & Income Fund reclassified distributions of ($9,691) and ($3,461), respectively, from undistributed net investment income to accumulated net realized gain from security transactions. The Balanced Fund and Capital Appreciation Fund reclassified

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

9. NET ASSETS -- (CONT'D)

($344) and ($3,937), respectively, from accumulated net realized gain to capital contributions. The Growth & Income Fund reclassified $811,970 of gains from redemption in kind from accumulated net realized gains from security transactions to capital contributions.

     Net Assets at October 31, 1998 consisted of the following:

                                                                                            CAPITAL
                                                           BALANCED     GROWTH & INCOME   APPRECIATION
                                                             FUND            FUND             FUND
                                                          -----------   ---------------   ------------
Capital contributed, net                                  $29,460,439    $679,084,877     $506,295,638
Undistributed net investment income                            74,933         277,849           99,693
Accumulated net realized gain (loss) from security
  transactions                                              2,764,583      23,752,304       27,766,093
Net unrealized appreciation (depreciation) from
  investments and foreign currency related items            3,409,758      97,090,606      139,332,256
                                                          -----------    ------------     ------------
Net assets                                                $35,709,713    $800,205,636     $673,493,680
                                                          ===========    ============     ============

10. CAPITAL LOSS CARRYOVER

     At October 31, 1998, there were no capital loss carryovers available to offset possible future capital gains of any Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

11. OTHER FINANCIAL HIGHLIGHTS

     Each Fund currently offers one other class of shares, Common Shares, representing equal pro rata interests in each of the respective Warburg Pincus Equity Funds. The financial highlights for a Common Share of each Fund are as follows:

                                                              WARBURG PINCUS BALANCED FUND
                                                              ----------------------------
                                                                     COMMON SHARES
                                                              ----------------------------
                                                               1998         1997**
PERIOD ENDED:                                                 -------       -------
PER-SHARE DATA
Net asset value, beginning of period                          $ 14.38       $ 14.24
                                                              -------       -------
INVESTMENT ACTIVITIES:
   Net investment income                                         0.25          0.03
   Net gains or losses on investments (both realized and
     unrealized)                                                 0.42          0.15
                                                              -------       -------
       Total from investment activities                          0.67          0.19
                                                              -------       -------
DISTRIBUTIONS:
   From net investment income                                   (0.26)        (0.05)
   From realized capital gains                                  (1.29)           --
                                                              -------       -------
       Total distributions                                      (1.55)        (0.05)
                                                              -------       -------
Net asset value, end of period                                $ 13.50       $ 14.38
                                                              =======       =======
       Total return                                              5.33%         1.30%+
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $35,542       $38,294
Ratio of expenses to average net assets                          1.35%@        1.35%@*
   Ratio of net income to average net assets                     1.76%         1.38%*
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                    .62%          .68%*
Portfolio turnover rate                                        132.01%           15%+

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

11. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                                    1997+       1996+      1995+    1994+
PERIOD ENDED:                                                      -------   -----------   ------   ------
PER-SHARE DATA
Net asset value, beginning of period                               $ 11.94     $ 11.12     $11.01   $11.71
                                                                   -------     -------     ------   ------
INVESTMENT ACTIVITIES:
   Net investment income                                              0.23        0.16       0.21     0.41
   Net gains or losses on investments (both realized and
     unrealized)                                                      2.46        0.94       1.72     0.32
                                                                   -------     -------     ------   ------
       Total from investment activities                               2.69        1.10       1.93     0.74
                                                                   -------     -------     ------   ------
DISTRIBUTIONS:
   From net investment income                                        (0.24)      (0.13)     (0.31)   (0.46)
   From realized capital gains                                       (0.15)      (0.15)     (1.51)   (0.98)
                                                                   -------     -------     ------   ------
       Total distributions                                           (0.39)      (0.28)     (1.82)   (1.44)
                                                                   -------     -------     ------   ------
Net asset value, end of period                                     $ 14.24     $ 11.94     $11.12   $11.01
                                                                   =======     =======     ======   ======
       Total return                                                  23.03%       9.99%     21.56%    6.86%(a)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                           $38,926     $30,853     $5,342   $  808
Ratio of expenses to average net assets                               1.35%@      1.53%@     1.53%       0%
   Ratio of net income to average net assets                          1.76%       1.66%      2.30%    3.76%
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                         .55%        .90%      4.51%    5.46%
Portfolio turnover rate                                                120%        108%       107%      32%

--------------------------------------------------------------------------------

**   For the the two months ended October 31, 1997.
@    Interest earned on uninvested cash balances is used to
     offset portions of transfer agent expense. These
     arrangements had no effect on the Fund's expense ratio.
+    For the period ended August 31.
+    Non-annualized.
*    Annualized.
(a) Sales load not reflected in total return. The sales load was eliminated effective August 31, 1994.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

11. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                                  WARBURG PINCUS
                                                               GROWTH & INCOME FUND
                                                              -----------------------
                                                                   COMMON SHARES
                                                              -----------------------
                                                                1998          1997**
PERIOD ENDED:                                                 --------       --------
PER-SHARE DATA
Net asset value, beginning of period                          $  18.56       $  18.44
                                                              --------       --------
INVESTMENT ACTIVITIES:
   Net investment income                                          0.14           0.02
   Net gains or losses on investments (both realized and
     unrealized)                                                  1.36           0.14
                                                              --------       --------
       Total from investment activities                           1.50           0.16
                                                              --------       --------
DISTRIBUTIONS:
   From net investment income                                    (0.14)         (0.04)
   From realized capital gains                                   (2.95)            --
                                                              --------       --------
       Total distributions                                       (3.09)         (0.04)
                                                              --------       --------
Net asset value, end of period                                $  16.97       $  18.56
                                                              ========       ========
       Total return                                               9.11%           .85%+
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $703,808       $608,205
Ratio of expenses to average net assets                           1.19%@         1.18%@*
   Ratio of net income to average net assets                       .83%           .75%*
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                     .00%           .00%
Portfolio Turnover Rate                                          78.33%            19%+

--------------------------------------------------------------------------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

11. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)


                                                              1997+      1996+       1995+       1994+
PERIOD ENDED:                                                --------   --------   ----------   --------
PER-SHARE DATA
Net asset value, beginning of period                         $  14.90   $  16.40   $    14.56   $  16.72
                                                             --------   --------   ----------   --------
INVESTMENT ACTIVITIES:
   Net investment income                                         0.14       0.11         0.22       0.08
   Net gains or losses on investments (both realized and
     unrealized)                                                 3.54      (0.66)        1.98       1.81
                                                             --------   --------   ----------   --------
       Total from investment activities                          3.67      (0.55)        2.21       1.89
                                                             --------   --------   ----------   --------
DISTRIBUTIONS:
   From net investment income                                   (0.13)     (0.14)       (0.18)     (0.08)
   From realized capital gains                                     --      (0.81)       (0.18)     (3.98)
                                                             --------   --------   ----------   --------
       Total distributions                                      (0.13)     (0.95)       (0.37)     (4.05)
                                                             --------   --------   ----------   --------
Net asset value, end of period                               $  18.44   $  14.90   $    16.40   $  14.56
                                                             ========   ========   ==========   ========
       Total return                                             24.78%     (3.54)%      15.62%     14.41%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                     $601,159   $727,627   $1,038,193   $410,658
Ratio of expenses to average net assets                          1.15%@     1.21%@       1.22%      1.28%
   Ratio of net income to average net assets                      .80%       .69%        1.64%       .41%
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                    .00%       .00%         .00%       .00%
Portfolio Turnover Rate                                           148%        94%         109%       150%

--------------------------------------------------------------------------------

**   For the two months ended October 31, 1997.
@    Interest earned on uninvested cash balances is used to
     offset portions of transfer agent expense. These
     arrangements had no effect on the Fund's expense ratio.
+    For the period ended August 31.
+    Non-annualized.
*    Annualized.
(a) Sales load not reflected in total return. The sales load was eliminated effective July 29, 1993.


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

11. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                                  WARBURG PINCUS
                                                            CAPITAL APPRECIATION FUND
                                               ----------------------------------------------------
                                                                  COMMON SHARES
                                               ----------------------------------------------------
                                                 1998       1997       1996       1995       1994
PERIOD ENDED:                                  --------   --------   --------   --------   --------
PER-SHARE DATA
Net asset value, beginning of period           $  21.09   $  17.95   $  16.39   $  14.29   $  15.32
                                               --------   --------   --------   --------   --------
INVESTMENT ACTIVITIES:
   Net investment income                           0.01       0.11       0.08       0.04       0.04
   Net gains or losses on investments (both
     realized and unrealized)                      2.31       4.93       3.53       3.08       0.17
                                               --------   --------   --------   --------   --------
       Total from investment activities            2.32       5.04       3.61       3.12       0.21
                                               --------   --------   --------   --------   --------
DISTRIBUTIONS:
   From net investment income                     (0.08)     (0.10)     (0.01)     (0.04)     (0.05)
   From realized capital gains                    (3.81)     (1.80)     (2.04)     (0.98)     (1.19)
                                               --------   --------   --------   --------   --------
       Total distributions                        (3.89)     (1.90)     (2.05)     (1.02)     (1.24)
                                               --------   --------   --------   --------   --------
Net asset value, end of period                 $  19.52   $  21.09   $  17.95   $  16.39   $  14.29
                                               ========   ========   ========   ========   ========
       Total return                               12.75%     30.98%     24.67%     24.05%      1.65%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)       $646,657   $587,091   $407,707   $235,712   $159,346
Ratio of expenses to average net assets
   Ratio of net income to average net assets       1.00%@     1.01%@     1.04%@     1.12%      1.05%
   Net investment income                            .05%       .54%       .59%       .31%       .26%
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                         .00%       .00%       .00%       .00%       .01%
Portfolio turnover rate                          168.67%    238.11%    170.69%    146.09%     51.87%

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares net expense ratio by .00% for the year ended October 31, 1998 and by .01% and .01% for the year or period ended October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.00% for the year ended October 31, 1998, 1.00% and 1.03% for the year or period ended October 31, 1997 and 1996 respectively.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
SHAREHOLDER TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

     Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end as to the U.S. federal tax status distributions received by the Fund's shareholders in respect of such fiscal year. During the fiscal year ended October 31, 1998, the following dividends and distributions per share were paid by each of the Funds:

                                         ORDINARY      MID-TERM        LONG-TERM         % OF ORDINARY INCOME
                                          INCOME     CAPITAL GAINS   CAPITAL GAINS     DIVIDENDS QUALIFYING FOR
FUND                                     PER SHARE     PER SHARE       PER SHARE     DIVIDENDS RECEIVED DEDUCTION*
----                                     ---------   -------------   -------------   -----------------------------
PAYMENT DATE                             12/19/97      12/19/97        12/19/97                   1997

Balanced                                                                                          2.22
 Common Shares                           $ 0.9343      $ 0.2298        $ 0.2036
 Advisor Shares                            0.9259        0.2298          0.2036
Growth & Income                                                                                   6.13
 Common Shares                             1.3424        1.5806          0.0728
 Advisor Shares                            1.3241        1.5806          0.0728
Capital Appreciation                                                                             11.91
 Common Shares                             2.0719        1.2330          0.5882
 Advisor Shares                            1.9937        1.2330          0.5882

     The above information was provided to calendar year taxpayers via Form 1099-DIV mailed in January of 1998.

                                                                                     % OF ORDINARY INCOME
                                                                                   DIVIDENDS QUALIFYING FOR
FUND                                                ORDINARY INCOME              DIVIDENDS RECEIVED DEDUCTION*
----                                                ---------------              -----------------------------
PAYMENT DATES                                 03/31/98, 06/30/98, 09/30/98                    1998

Balanced                                                                                     31.10
 Common Shares                                          $0.1846
 Advisor Shares                                          0.1602
Growth & Income                                                                             100.00
 Common Shares                                           0.1003
 Advisor Shares                                          0.0521

     Because the fiscal year of the Funds is not a calendar year, another notification will be sent with respect to calendar year 1998. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1999.

------------------
* Available to Corporate Shareholders only.

WARBURG PINCUS FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of

WARBURG, PINCUS BALANCED FUND, INC.;
WARBURG, PINCUS GROWTH & INCOME FUND, INC.; AND
WARBURG, PINCUS CAPITAL APPRECIATION FUND, INC.

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Warburg, Pincus Balanced Fund, Inc., Warburg, Pincus Growth & Income Fund, Inc. and Warburg, Pincus Capital Appreciation Fund, Inc. (all funds collectively referred to as the "Funds") at October 31, 1998, the results of their operations for the year then ended, changes in their net assets for each of the two years (or periods) presented and their financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 11, 1998

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                                WARBURG PINCHUS

                                 ADVISOR FUNDS


                                  COUNSELLORS

                                SECURITIES INC.,

                                  DISTRIBUTOR

                                  800-369-2728



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